Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended December 31, 2015 (the “Report”) by Cardiovascular Systems, Inc. (“Registrant”), I, Scott R. Ward, the Interim Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

	By:	/s/ Scott R. Ward
Dated: February 2, 2016		Scott R. Ward
Interim President and Chief Executive Officer